February 28, 2018 Aqua America 2017 Full Year Earnings Report & Analyst Update NYSE: WTR Exhibit 99.2

Forward Looking Statement This presentation contains in addition to historical information, forward looking statements based on assumptions made by management regarding future circumstances over which the company may have little or no control, that involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. These factors include, among others, the following: general economic and business conditions; weather conditions affecting customers’ water usage or the company’s cost of operations; costs arising from changes in regulations; regulatory treatment of rate increase requests; availability and cost of capital; the success of growth initiatives, including pending acquisitions; the ability to generate earnings from capital investment; and other factors discussed in our Form 10-K for the fiscal year ended December 31, 2017, which is on file with the SEC. We undertake no obligation to publicly update or revise any forward-looking statement. Non-GAAP Reconciliation For reconciliation of non-GAAP financial measures, see the Investor Relations section of the company’s Web site at www.aquaamerica.com

Today’s Presenters Christopher Franklin Chairman, Chief Executive Officer and President Dave Smeltzer Executive Vice President & Chief Financial Officer Brian Dingerdissen Vice President, Chief of Staff & Investor Relations Rick Fox Executive Vice President & Chief Operating Officer Dan Schuller Executive Vice President, Strategy & Corporate Development Kim Joyce Vice President, Regulatory, Government and External Affairs

Christopher Franklin Chairman, Chief Executive Officer and President Introduction NYSE: WTR

Today’s Agenda Operations Overview Growth Strategy Update Legislative and Regulatory Update Financial Update Company Overview Summary and Outlook Company Overview

Company Overview Large multi-state water & wastewater company Proven growth model History of industry leading profitability Above average dividend growth

U.S. Regulated Water and Wastewater Industry Overview Water 53,000 systems in the U.S. 85% of U.S. population served by municipalities Aqua serves 1% of U.S. population Aqua serves 0.1% of U.S. population 97% of U.S. population served by municipalities 16,000 systems in the U.S. Wastewater

EPA’s Estimate of the National Need for Infrastructure Investment Water Wastewater American Society of Civil Engineers Grade for Drinking Water and Wastewater Infrastructure = D

2017 Full Year Highlights (in millions) Net Income Per Share Infrastructure Investment Acquisitions Dividend Growth 73 years of consecutive years of quarterly dividends Municipal pipeline expands with six pending acquisitions due to close in 2018 Dividend CAGR of 7.9% since 2012 Four water and wastewater deals representing over 1,000 new customers 7% year-over-year dividend growth

Dave Smeltzer Executive Vice President and Chief Financial Officer Financial Update NYSE: WTR

2017 Full Year Financial Results In millions except per share FY 2017 FY 2016 Variance Revenue $809.5 819.9 (1.3%) Regulated Segment Revenue $804.9 $800.1 0.6% Operations and Maintenance Expense $287.2 $304.9 (5.8%) Regulated Segment Operations and Maintenance Expense $287.0 $285.3 0.6% Net Income $239.7 $234.2 2.4% Net Income per Share $1.35 $1.32 2.3%

Operating Revenues FY 2017 vs. FY 2016

Operations & Maintenance Expenses FY 2017 vs. FY 2016

Earnings per Common Share FY 2017 vs. FY 2016

Tax Reform Implications 2018 Tax savings typically being deferred for future return to customers Exceptions Negative impact in PA due to NOL status Positive impact in Market Based and negotiated / divisions 2017 Write-off of $3.1M Typically related to deferred comp, goodwill and deferred gains $303 million Deferred Income Tax reclassified to Regulatory Liability Ultimately be refunded to customers 2017 $303 DIT million reclassified to Reg Liab Typically related to deferred comp, goodwill and deferred gains 2018 Tax savings typically being deferred for future return to customers Exceptions Negative impact in PA due to NOL status Positive impact in Market Based and negotiated / divisions Write-off of $3.1M Ultimately be refunded to customers

Accounting for Tax Reform Regulatory Liability To be refunded to customers based on specific state requirements Reduction in Revenue (DR) Accrue 21% for Federal Income Tax @ 1/1/2018 Remaining 14%, will be recorded as: Recognition of Regulatory Liability (CR )

Change in Corporate Tax Rate 35% Tax Rate 21% Tax Rate Revenue $1.00 $.88 Expenses $(0.35) $(0.35) Pre-Tax Income $0.65 $0.53 Federal Tax Rate 35% 21% Federal Income Tax $(0.23) $(0.11) Net Income $0.42 $0.42 (Illustrative Example)

Taxability of Capital Contributions (CAC / CIAC) Estimated $27 Million in CAC/CIAC Additions Taxes estimated to be $6 million Balance Sheet only Some states will recognize deferred tax asset in rate base

Reduces rates / bills without impacting profitability Helps comparability to municipal bills Reduces the future increases required related to Capital additions 7:1 projects become 8:1 projects Permits more system improvements in a typical 5% infrastructure surcharge Key Benefits

PA Rate Case Summary Timeframe: File: Summer 2018 Complete: Spring 2019 Case Summary/Issues: First case filed in 7 years Over $2 billion of capital Consolidated Water & WW Over 20 Acquisitions First filing using Fully Projected Future Test Year Tax Act and Tax Repair  Year PA CAPX ($000’s) 2012 $129,923 2013 $212,721 2014 $214,155 2015 $248,354 2016 $251,373 2017 $308,006 ‘18 and ‘19 (est.) $650,000  Total $2,014,532

PA Rate Case Summary November 2011: Aqua PA filed its 2011 Rate Case October 2012: Implemented Repair Deduction 2019: Rates projected to be in effect June 2012: Rates went into effect October 2017: Re-implemented DSIC 2018: Projected to file Rate Case January 2013: DSIC Reduced to 0% 2011 2012 2017 2018 2019 2013 - 2016

*Additional rate activity information provided in Appendix Rate Activity 2017 Completed Rate Cases and Infrastructure Surcharges Base rate cases or infrastructure surcharges completed in IN, IL, NJ, NC, PA, OH, and VA $22 million in additional annualized revenue 2018 Completed Rate Cases and Surcharges Base rate cases or infrastructure surcharges completed in NC, OH and PA $11 million in additional annualized revenue

*Additional rate activity information provided in Appendix Rate Activity (Continued from previous page) Pending Rate Cases and Surcharges Base rate cases or infrastructure surcharges in IL, NJ and VA with requested annualized revenue increase of $16 million

Rick Fox Executive Vice President and Chief Operating Officer Operations Overview NYSE: WTR

Infrastructure Footprint as of December 31, 2017 $4.1 Billion in Total Rate Base + 12,825 Miles of Water Main 187 Wastewater Treatment Plants 21 Surface Water Filtration Plants ~ 3,300 Wells +866 Water Storage Tanks ~1,100 Vehicles

Infrastructure Investment Regulated Operations 3 YEAR TOTAL= $1.4 billion

State by State Comparison as-of December 31, 2017 State Rate Base ($millions) Water Connections Wastewater Connections PA $2,831  437,985  21,306  OH 287  145,000  6,719  IL 276  63,699  9,821  TX 241  63,046  16,869  NJ 172  53,115  6,125  NC 165  79,906  18,293  IN 74  1,169  26,371  VA 77  25,676  7,749  Total $4,123  869,596  113,253

Energy Optimization Reduce Costs Operational Excellence Increase Accountability

Safety at Aqua

Kim Joyce Vice President, Regulatory, Government and External Affairs Legislative and Regulatory Update NYSE: WTR

2/14/12 1. PA WW DSIC 2. Forward Test Year 3. WW Consolidation 10/23/12 4. NJ DSIC 6/6/13 8. NC W&WW DSIC 3/27/14 10. IN WW DSIC 3/27/13 5. OH Expanded DSIC 6. Forward Test Year 7/1/15 14. IN DSIC Increase to 10% 8/9/13 9. IL Fair Market Value 2/5/15 11. NJ Fair Market Value 5/5/15 12. IN Distressed Utility 4/30/13 7. IN Forward Test Year 6/13/16 15. PA Fair Market Value 6/29/16 16. IL Expanded QIPS Water & Wastewater Regulatory Trends 7/21/17 17. NJ Water Quality Accountability Act 3/22/16 13. IN Expands FMV 2013 2012 2014 2015 2016 2017

State Allowed Surcharge IL 2.5% Avg. Annual Increase IN 10% NC 5% NJ** 5% OH 12.75% water 9% wastewater PA 7.5% water 5% wastewater Aqua States with Infrastructure Surcharges * 16 additional states have water infrastructure surcharges ** Water only

DSIC Applications Then Now Hydrants Meters Water Mains Water Mains Hydrants Meters Wastewater Infrastructure Equipment Supporting Water Quality Valves Filters Pumps

Benefits of Fair Market Value Legislation Allows municipalities to receive fair value for their assets Provides municipalities with options for their aging systems Voluntary process Acquisitions approved by the state commission Increases regionalization of the water and wastewater industry Success Snapshot! Completed FMV Acquisitions in IL North Main (Water) $18,590,000 North Main (Wastewater) $3,410,000 Crystal Clear (Water) $785,000 Eastwood Manor (Water) $785,000 Nunda Utilities (Water) $715,000

Customer Communications

Helping Communities & Employees Enjoy More Good!

Dan Schuller Executive Vice President, Strategy and Corporate Development Growth Strategy Update NYSE: WTR

Aqua America Growth Strategy Driver of growing our foundational water/wastewater business Our primary focus today Municipal Initiative Strategic M&A MBAs Opportunistic pursuit of large, regulated utility/infrastructure targets Complementary to our regulated business Capitalizes on broader infrastructure renewal Three-Pronged Growth Strategy Infrastructure Investment (pipes, plants, etc.) Operational Excellence Regulatory Affairs Core Competencies Leads To

Aqua America Investment Committee Our Investment Committee (IC) process is a “well-oiled machine” through which the company’s executives review, shape, and approve/reject acquisition opportunities. Prospect Identification Due Diligence Acquisition Model Development Investment Committee Review Refinements Additional Investment Committee Review (if required) Approval Meeting(s) Advisory Meeting Follow-Up (If Necessary) Number of “Kitchen Cabinet” Meetings: 11 meetings Number of IC Meetings and Follow-Up Calls: 21 regularly scheduled and seven follow-up meetings to further assess acquisitions Total potential acquisitions reviewed: 37 2017 Total Activity “Kitchen Cabinet” Meeting: Prior to presenting to full IC, states use the “Kitchen Cabinet” for guidance

Historical Growth Performance If we include our 2018 projections, from 2015 to 2018, we will average a total of ~17,000 new customers per year , with an average of ~8,600 from acquisitions. 2015 2016 2017 2018P Total New: EOY Total Aqua: YoY Growth %: 17,747 957,866 1.9% 14,399 972,265 1.5% 10,584 982,849 1.1% 25,325 1,008,174 2.6% Organic Growth Acquisitions Two transactions that were expected to close in 2017 shifted to 2018.

2018 Municipal Acquisition Activity Acquisition1 Type Approx. Number of Customers Approx. Purchase Price ($000s) Expected to Close in 2018 System A WW 5,400 $75,100 System B WW 2,100 $29,500 System D W 600 $3,600 System E W / WW 2,987 $12,300 System F WW 3,838 $25,200 System G WW 1,400 $5,000 Total 16,325 $150,700 We have six municipal acquisitions that are signed and slated to close in 2018. 1) System C (Tobyhanna, PA) closed in 2017

Large Municipal Acquisitions in Development Target Approx. # of Customers Type System 1 85,000 W System 2 50,000 W System 3 45,000 W System 4 30,000 W / WW System 5 25,000 W / WW System 6 25,000 WW System 7 10,000 WW System 8 8,000 W / WW System 9 7,000 WW System 10 4,600 WW Total 289,600 - Our 10 largest municipal potential acquisitions total over 289,000 connections. These large targets are in four of our states.

Christopher Franklin Chairman, Chief Executive Officer and President Summary and Outlook NYSE: WTR

2018 Guidance Earnings Full-year earnings per share between $1.37 – $1.42 Capex Infrastructure investment of approximately $500 million in 2018 Rate Activity Customer growth of 2% to 3% year-over-year Customer Growth Aqua Pennsylvania, expects to file a rate case in 2018 Rate base growth of approximately 7% Infrastructure investment of approximately $1.4 billion through 2020 in existing operations

Q&A Session NYSE: WTR

For more information contact: Brian Dingerdissen Vice President, Chief of Staff and Investor Relations 610.645.1191 BJDingerdissen@AquaAmerica.com

Appendix NYSE: WTR

In millions except per share Q4 2017 Q4 2016 Variance Revenue $203.3 $196.8 3.3% Regulated Segment Revenue $202.6 193.8 4.5% Operations and Maintenance Expense $79.2 $77.6 2.2% Regulated Segment Operations and Maintenance Expense $80.7 $75.3 7.2% Net Income $53.5 $49.6 7.7% Net Income per Share $0.30 $0.28 7.1% 2017 Fourth Quarter Financial Results Unfavorable Change Favorable Change

Operating Revenues Q4 2017 vs. Q4 2016

Operations & Maintenance Expenses Q4 2017 vs. Q4 2016

Earnings per Common Share Q4 2017 vs. Q4 2016

Dividend History 7.0% Increase to Annualized Dividend Rate of $0.8188 Effective 9/1/2017

Rates and Infrastructure Surcharges Completed as of December 31, 2017 Rates or Surcharges Received in 2017 State Docket Number Type Awarded Annualized Revenue Increase ($thousands) Indiana 44752 Rate Case (ww) $1,896 Illinois 17-0131 Surcharge (w) $454 17-0131 Surcharge (w) $660 17-0131 Surcharge (ww) $42 17-0131 Surcharge (w) $64 17-0131 Surcharge (ww) $116   17-0131 Surcharge (ww) $128 17-0131 Surcharge (ww) $5 New Jersey N/A Surcharge (w) $1,246 N/A Surcharge (w) $706 Rates and Surcharges differentiated by water (w) and wastewater (ww) systems (Continued on next page)

Rates and Infrastructure Surcharges Completed as of December 31, 2017 (continued from previous page) Rates or Surcharges Received in 2017 State Docket Number Type Awarded Annualized Revenue Increase ($thousands) North Carolina W-215-Sub-363A Surcharge (w) $482 W-215-Sub-363A Surcharge (ww) $57 W-215-Sub-363A Surcharge (w) $25 W-218-Sub-363A Surcharge (w) $269 W-218-Sub-363A Surcharge (ww) $55 W-218-Sub-363A Surcharge (w) $28 W-218-Sub-363A Surcharge (w) $(1)   W-218-Sub-363A Surcharge (ww) $31 Ohio Ordinance # 22-2013 Rate Case (w) $731 Ordinance # 14-041 Rate Case (w) $534 16-0907-WW-AIR Rate Case (w) $4,242 Pennsylvania M-2017-2625811 Surcharge (w) $9,651 M-2017-2605860 Surcharge (w) (9) M-2017-2635523 Surcharge (w) $37 Rates and Surcharges differentiated by water (w) and wastewater (ww) systems (Continued on next page) (Continued on next page)

Rates and Infrastructure Surcharges Completed as of December 31, 2017 (Continued from previous page) Rates or Surcharges Received in 2017 State Docket Number Type Awarded Annualized Revenue Increase ($thousands) Virginia PUR-2017-00017 Rate Case (w) $67 PUR-2017-00017 Rate Case (ww) $88     Total $21,604 Rates and Surcharges differentiated by water (w) and wastewater (ww) systems

Rates and Infrastructure Surcharges Completed as of February 23, 2018 Rates or Surcharges Received in 2018 State Docket Number Type Awarded Annualized Revenue Increase ($thousands) North Carolina W-218, Sub 363A Surcharge (ww) $56 W-218, Sub 363A Surcharge (w) $14 W-218, Sub 363A Surcharge (ww) $9 Ohio Ordinance # 22-2013 Rate Case (w) $769 Ordinance # 14-041 Rate Case (w) $564 Pennsylvania M-2017-2638898 Surcharge (w) $9,651 Total $11,063 Rates and Surcharges differentiated by water (w) and wastewater (ww) systems

Rates and Infrastructure Surcharges Pending as of February 23, 2018 Rates Pending in 2018 State Docket Number Type Requested Annualized Revenue Increase ($thousands) Virginia PUR-2017-00082 Rate Case (w) $1,489 PUR-2017-00082 Rate Case (ww) $399 Illinois 17-0259 Rate Case (w) $10,542 17-0259 Rate Case (ww) $1,458 New Jersey WR16010090 Surcharge (w) $1,913     Total $15,801 Rates and Surcharges differentiated by water (w) and wastewater (ww) systems